UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02661
Name of Fund: BlackRock Pacific Fund, Inc.
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Pacific Fund, Inc., 55 East 52nd Street, New York, NY 10055
Registrant’s telephone number, including area code: (800) 441-7762
Date of fiscal year end: 12/31/2010
Date of reporting period: 06/30/2010
Item 1 – Report to Stockholders

BlackRock Pacific Fund, Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2010 | (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised con-
cerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated—
primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a
12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder
Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of June 30, 2010

Portfolio Management Commentary

How did the Fund perform?
•The Fund underperformed its benchmark, the MSCI All Country Asia
Pacific Index, for the six-month period ended June 30, 2010.

What factors influenced performance?

•The Fund’s performance was hindered by its preference for more domes-
tically geared South Korean stocks in the engineering and construction industries, which lagged the rally in export-led industrials. LG Electronics,
Inc. suffered due to its exposure to Europe amid the sovereign debt cri-
sis and the implementation of austerity measures. In Australia, industrial holdings Qantas Airways Ltd. and Brambles Ltd. dragged on Fund per-
formance as weakness in the Australian stock market was compounded by depreciation of the Australian dollar. In Japan, stocks with exposure to commodities, such as Inpex Corp., detracted from performance. As the yen appreciated, the Fund’s holdings in exporters such as Ricoh Co., Ltd.
and Sony Corp. declined on investor fears of an earnings shortfall.

•Stock selection in China contributed positively to performance during the period. Defensive companies such as Huabao International Holdings Ltd.
and China Resources Power Holdings Co. performed well in a declining market. In Japan, Isuzu Motors Ltd. surged on a strong earnings announcement, making a significant contribution to Fund performance.
Citizen Holding Co., Ltd. also performed well as watch sales improved in
China and the United States. The Fund benefited from its overweight in
Thai equities, which outperformed their regional counterparts despite internal political unrest. The Fund’s holding of Kasikornbank PCL was especially beneficial during the period. A newly established position in
Indian engineering and construction firm Larsen & Toubro Ltd. added to performance, as a huge infrastructure investment is currently under way to maintain India’s gross domestic product growth.

Describe recent Fund activity.
•Geographically, we reduced the Fund’s exposure to China in favor of
Japanese stocks. The prospects for Chinese equities appear uncertain in the short term as government authorities are not likely to ease policy pressure in the property sector until they see concrete evidence of mod-
erating prices. Concurrently, the Chinese market is beset by concerns over labor costs and pressure on industrial margins. In Japan, however, we believe the macroeconomic environment is likely to improve over the latter half of 2010. As such, it is our view that the Japanese market has been oversold, and we are finding attractive opportunities in Japan relative to the rest of the region.

Describe Fund positioning at period end.

•At period end, the Fund’s largest geographic overweight is Japan, where valuations are near all-time lows and investors are expecting a strong earnings season. Japanese corporate earnings have enjoyed a v-shaped recovery, although this has slowed in recent months and may be chal-
lenged by a stronger yen. There are short-term risks associated with the unstable political situation, although this is largely priced into the mar-
ket. At the sector level, the Fund is overweight in financials, driven prim-
arily by its exposure to the undervalued banking sector in South Korea.
The rate of economic expansion in Korea is steady and the domestic sector should see new opportunities as the government relaxes anti-
inflationary policies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
Ten Largest Holdings	Long-Term Investments	Geographic Allocation	Long-Term Investments
Toyota Motor Corp.	3%	Japan	45%
BHP Billiton Plc	3	Australia	13
Shinhan Financial Group Co., Ltd.	3	South Korea	9
China Construction Bank, Class H	3	China	8
NTT DoCoMo, Inc.	2	Hong Kong	8
Brambles Ltd.	2	Taiwan	6
Australia & New Zealand Banking Group Ltd.	2	India	5
Sony Corp.	2	United Kingdom	3
Nintendo Co., Ltd.	2	Singapore	2
Mitsubishi UFJ Financial Group, Inc.	2	Thailand	1

4 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional
Shares do not have a sales charge.
2 The Fund invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including, among others, Japan,
Australia, Hong Kong, Taiwan, Singapore, South Korea and India.
3 This index is a free float-adjusted, market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia,
Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Performance Summary for the Period Ended June 30, 2010

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(8.49)%	6.49%	N/A	5.06%	N/A	2.12%	N/A
Investor A	(8.61)	6.28	0.70%	4.80	3.68%	1.87	1.32%
Investor B	(8.99)	5.34	0.84	3.97	3.68	1.23	1.23
Investor C	(8.95)	5.43	4.43	4.02	4.02	1.09	1.09
Class R	(8.83)	5.72	N/A	4.32	N/A	1.65	N/A
MSCI All Country Asia Pacific Index	(5.27)	11.69	N/A	4.74	N/A	1.34	N/A
Composite Index[5]	(4.47)	6.86	N/A	2.90	N/A	0.40	N/A
MSCI Australia	(15.54)	18.06	N/A	7.28	N/A	10.79	N/A
MSCI Hong Kong	(3.54)	14.32	N/A	7.75	N/A	5.47	N/A
MSCI India	2.51	32.04	N/A	19.32	N/A	14.78	N/A
MSCI Japan	(2.65)	0.89	N/A	(0.04)	N/A	(3.27)	N/A
MSCI Singapore	(1.24)	29.38	N/A	13.16	N/A	7.64	N/A
MSCI South Korea	(3.85)	32.31	N/A	9.45	N/A	9.45	N/A
MSCI Taiwan	(12.78)	15.45	N/A	2.55	N/A	(1.73)	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
5 The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10%
MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders, or for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%
per year.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R

Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date.
Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applica-
ble to each class, which are deducted from the income available to be paid to shareholders.

6 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical invest-
ment of $1,000 invested on January 1, 2010 and held through June 30,
2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Ratio
Institutional	$1,000	$915.10	$4.46	$1,000	$1,020.14	$ 4.71	0.94%
Investor A	$1,000	$913.90	$5.55	$1,000	$1,018.99	$ 5.86	1.17
Investor B	$1,000	$910.10	$9.57	$1,000	$1,014.78	$10.09	2.02
Investor C	$1,000	$910.50	$9.19	$1,000	$1,015.17	$ 9.69	1.94
Class R	$1,000	$911.70	$8.06	$1,000	$1,016.36	$ 8.50	1.70

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to
Financial Statements, which may constitute forms of economic leverage.
Such instruments are used to obtain exposure to a market without own-
ing or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a deriva-
tive instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.
The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to share-
holders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 12.6%
Australia & New Zealand Banking Group Ltd.	470,222	$ 8,445,847
Brambles Ltd.	1,193,723	5,436,309
National Australia Bank Ltd.	454,144	8,780,540
News Corp., Class A	284,329	3,400,575
QBE Insurance Group Ltd.	394,555	5,987,010
Qantas Airways Ltd.	1,738,196	3,186,383
Telstra Corp. Ltd.	1,480,691	4,035,995
Woodside Petroleum Ltd.	112,758	3,919,394
Woolworths Ltd.	288,925	6,539,821
		49,731,874
China — 5.8%
CNOOC Ltd.	4,026,000	6,842,904
China Construction Bank, Class H	12,190,000	9,813,115
Huabao International Holdings Ltd.	5,126,000	6,552,163
		23,208,182
Hong Kong — 8.1%
China Resources Power Holdings Co.	2,444,000	5,539,432
China Vanke Co., Ltd.	4,056,548	4,253,982
Esprit Holdings Ltd.	784,564	4,214,178
Henderson Land Development Co., Ltd.	1,114,000	6,524,762
Hutchison Whampoa Ltd.	805,400	4,995,675
Sun Hung Kai Properties Ltd.	313,000	4,280,581
Zijin Mining Group Co., Ltd.	3,260,000	2,427,420
		32,236,030
India — 1.4%
ICICI Bank Ltd.	316,185	5,782,810
Japan — 44.4%
Central Glass Co., Ltd.	756,000	2,978,900
Citizen Holding Co., Ltd.	428,300	2,616,445
Fuji Media Holdings, Inc.	3,025	4,342,930
Fuji Photo Film Co., Ltd.	166,500	4,811,762
Inpex Corp.	1,010	5,601,978
Isuzu Motors Ltd.	1,312,000	3,942,555
JFE Holdings, Inc.	214,900	6,648,361
JS Group Corp.	285,100	5,441,935
JX Holdings, Inc. (a)	1,166,490	5,765,494
Mitsubishi Gas Chemical Co., Inc.	853,000	4,136,014
Mitsubishi UFJ Financial Group, Inc.	1,803,100	8,187,349
Mitsui & Co., Ltd.	509,600	5,944,885
Murata Manufacturing Co., Ltd.	102,400	4,883,260
NTT DoCoMo, Inc.	6,103	9,241,710
Nintendo Co., Ltd.	28,200	8,279,780
Nitto Denko Corp.	154,900	5,081,244
Ricoh Co., Ltd.	456,000	5,814,694
Sankyo Co., Ltd.	89,600	4,050,056
Seven & I Holdings Co., Ltd.	335,100	7,677,574

Common Stocks	Shares	Value
Japan (concluded)
Shimachu Co., Ltd.	170,800	$ 3,108,612
Sony Corp.	313,900	8,372,658
Sumitomo Bakelite Co., Ltd.	766,000	3,748,909
Sumitomo Corp.	598,600	5,978,222
Sumitomo Electric Industries Ltd.	466,200	5,433,063
Sumitomo Mitsui Financial Group, Inc.	254,800	7,211,442
Takeda Pharmaceutical Co., Ltd.	182,800	7,851,746
Tokio Marine Holdings, Inc.	279,400	7,345,383
Tokyo Ohka Kogyo Co., Ltd.	264,400	4,455,692
Tokyo Tatemono Co., Ltd.	1,626,000	5,010,853
Toyota Motor Corp.	353,700	12,152,656
		176,116,162
Singapore — 2.1%
DBS Group Holdings Ltd.	395,500	3,838,284
United Overseas Bank Ltd.	336,000	4,674,388
		8,512,672
South Korea — 8.3%
Hite Brewery Co., Ltd.	25,314	3,015,694
Hyundai Development Co.	271,290	6,044,462
KT Corp.	99,590	3,677,633
LG Electronics, Inc.	51,082	3,884,478
Samsung Electronics Co., Ltd.	9,794	6,142,936
Shinhan Financial Group Co., Ltd.	273,100	10,052,570
		32,817,773
Taiwan — 6.3%
ASUSTeK Computer, Inc.	580,460	4,275,727
AU Optronics Corp.	4,284,000	3,793,226
MediaTek, Inc.	249,000	3,475,487
Pegatron Corp. (a)	1,562,316	1,461,108
Quanta Computer, Inc.	2,373,000	4,289,299
Taiwan Semiconductor Manufacturing Co., Ltd.	2,931,379	5,478,876
Yuanta Financial Holding Co., Ltd.	4,104,000	2,190,738
		24,964,461
Thailand — 1.4%
Kasikornbank PCL	1,886,300	5,484,230
United Kingdom — 2.9%
BHP Billiton Plc	442,154	11,464,396
Total Common Stocks — 93.3%		370,318,590

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments,	INR	Indian Rupee
the names and descriptions of many of the securities have been abbreviated	JPY	Japanese Yen
according to the following list:	TWD	Taiwan Dollar
	USD	U.S. Dollar
See Notes to Financial Statements.

8 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Schedule of Investments (concluded)

(Percentages shown are based on Net Assets)

Structured Notes	Shares	Value
China — 1.6%
UBS AG (Industrial and Commercial
Bank of China Ltd.), 2/05/13	10,252,739	$ 6,133,188
India — 3.2%
JPMorgan Structured Products
(Reliance Industries Ltd.), due 8/02/14	295,310	6,895,489
Merrill Lynch International & Co. CV
(Larsen & Toubro Ltd.), due 5/18/15	154,483	6,002,205
		12,897,694
Total Structured Notes — 4.8%		19,030,882
Warrants (b)
Hong Kong — 0.0%
Henderson Land Development Co., Ltd.,
(expires 06/01/11)	237,200	40,209
Total Long-Term Investments
(Cost – $383,453,575) — 98.1%		389,389,681
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.16% (c)(d)	5,423,204	5,423,204
Total Short-Term Securities
(Cost – $5,423,204) – 1.3%		5,423,204
Total Investments (Cost – $388,876,779*) — 99.4%		394,812,885
Other Assets Less Liabilities — 0.6%		2,222,627
Net Assets — 100.0%		$397,035,512

* The cost and unrealized appreciation (depreciation) of investments as of June
30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$392,809,876
Gross unrealized appreciation	36,326,435
Gross unrealized depreciation	(34,323,426)
Net unrealized appreciation	$ 2,003,009

(a) Non-income producing security.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	December 31,		June 30,
Affiliate	2009	Net Activity	2010	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	1,175,021	4,248,183	5,423,204	$2,566
(d) Represents the current yield as of report date.

•Foreign currency exchange contracts as of June 30, 2010 were as follows:

						Unrealized
Currency			Currency		Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
TWD 55,000,000		USD	1,708,871	Brown Brothers
				Harriman & Co.	7/01/10	$ 2,845
USD	91,334	INR	3,794,220	Brown Brothers
				Harriman & Co.	7/02/10	(335)
USD 22,500,000		JPY 2,044,039,500		Goldman Sachs
				Bank USA	9/03/10	(644,011)
Total						$ (641,501)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2010 in deter-
mining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$389,389,681	—	$389,389,681
Short-Term
Securities	$5,423,204	—	—	5,423,204
Total	$5,423,204	$389,389,681	—	$394,812,885

[1] See above Schedule of Investments for values in each country.
Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 2,845	—	$ 2,845
Liabilities:
Foreign currency
exchange
contracts	—	(644,346)	—	(644,346)
Total	—	$ (641,501)	—	$(641,501)

2 Derivative financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $383,453,575)	$ 389,389,681
Investments at value — affiliated (cost — $5,423,204)	5,423,204
Foreign currency at value (cost — $4,022,862)	4,050,640
Unrealized appreciation on foreign currency exchange contracts	2,845
Dividends receivable	1,556,815
Capital shares sold receivable	142,952
Prepaid expenses	74,769
Total assets	400,640,906
Liabilities
Unrealized depreciation on foreign currency exchange contracts	644,346
Investments purchased payable	1,332,595
Capital shares redeemed payable	1,022,358
Investment advisory fees payable	205,957
Distribution fees payable	97,483
Other affiliates payable	28,328
Officer’s and Directors' fees payable	403
Other accrued expenses payable	273,924
Total liabilities	3,605,394
Net Assets	$ 397,035,512
Net Assets Consist of
Paid-in capital	$ 340,270,500
Undistributed net investment income	2,598,241
Accumulated net realized gain	48,827,113
Net unrealized appreciation/depreciation	5,339,658
Net Assets	$ 397,035,512
Net Asset Value
Institutional — Based on net assets of $143,263,663 and 8,057,879 shares outstanding, 100 million shares authorized, $0.10 par value	$ 17.78
Investor A — Based on net assets of $182,271,773 and 10,338,430 shares outstanding, 100 million shares authorized, $0.10 par value	$ 17.63
Investor B — Based on net assets of $8,537,520 and 540,276 shares outstanding, 200 million shares authorized, $0.10 par value	$ 15.80
Investor C — Based on net assets of $57,948,082 and 3,928,913 shares outstanding, 100 million shares authorized, $0.10 par value	$ 14.75
Class R — Based on net assets of $5,014,474 and 321,393 shares outstanding, 200 million shares authorized, $0.10 par value	$ 15.60

See Notes to Financial Statements.

10 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Statement of Operations
Six Months Ended June 30, 2010 (Unaudited)
Investment Income
Dividends — unaffiliated	$ 8,301,886
Foreign taxes withheld	(412,608)
Interest	1,941
Dividends — affiliated	2,566
Total income	7,893,785
Expenses
Investment advisory	1,394,573
Service — Investor A	248,802
Service and distribution — Investor B	51,395
Service and distribution — Investor C	329,260
Service and distribution — Class R	13,264
Transfer agent — Institutional	148,147
Transfer agent — Investor A	144,033
Transfer agent — Investor B	12,490
Transfer agent — Investor C	54,222
Transfer agent — Class R	11,134
Custodian	130,905
Accounting services	102,184
Professional	58,544
Printing	52,159
Registration	37,327
Officer and Directors	7,013
Miscellaneous	24,567
Total expenses	2,820,019
Less fees waived by advisor	(1,301)
Total expenses after fees waived	2,818,718
Net investment income	5,075,067
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	34,827,596
Foreign currency transactions	405,982
35,233,578
Net change in unrealized appreciation/depreciation on:
Investments	(79,326,548)
Foreign currency transactions	(1,402,056)
(80,728,604)
Total realized and unrealized loss	(45,495,026)
Net Decrease in Net Assets Resulting from Operations	$ (40,419,959)

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	June 30, 2010	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2009
Operations
Net investment income	$ 5,075,067	$ 5,664,961
Net realized gain	35,233,578	23,939,068
Net change in unrealized appreciation/depreciation	(80,728,604)	97,759,930
Net increase (decrease) in net assets resulting from operations	(40,419,959)	127,363,959
Dividends to Shareholders From
Net Investment Income:
Institutional	—	(2,961,592)
Investor A	—	(2,652,047)
Investor B	—	(73,028)
Investor C	—	(636,295)
Class R	—	(51,416)
Decrease in net assets resulting from dividends to shareholders	—	(6,374,378)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(46,178,249)	(52,662,359)
Redemption Fee
Redemption fee	5,376	6,167
Net Assets Applicable to Shareholders
Total increase (decrease) in net assets	(86,592,832)	68,333,389
Beginning of period	483,628,344	415,294,955
End of period	$ 397,035,512	$ 483,628,344
End of period undistributed (distributions in excess of) net investment income	$ 2,598,241	$ (2,476,826)

See Notes to Financial Statements.

12 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Financial Highlights
			Institutional
	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 24.65	$ 20.74
Net investment income[1]	0.23	0.26	0.47	0.44	0.15	0.16
Net realized and unrealized gain (loss)[2]	(1.88)	4.75	(10.67)	2.94	4.54	4.31
Net increase (decrease) from investment operations	(1.65)	5.01	(10.20)	3.38	4.69	4.47
Dividends and distributions from:
Net investment income	—	(0.29)	(0.23)	(0.46)	(0.33)	(0.56)
Net realized gain	—	—	(3.29)	(3.50)	—	—
Total dividends and distributions	—	(0.29)	(3.52)	(3.96)	(0.33)	(0.56)
Net asset value, end of period	$ 17.78	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 24.65
Total Investment Return[3]
Based on net asset value	(8.49)%[4]	34.10%	(36.13)%	11.94%	19.06%	21.75%
Ratios to Average Net Assets
Total expenses	0.94%[5]	0.97%	0.88%	0.88%	0.84%	0.88%
Total expenses after fees waived	0.94%[5]	0.97%	0.88%	0.88%	0.84%	0.88%
Net investment income	2.38%[5]	1.57%	2.03%	1.44%	0.55%	0.74%
Supplemental Data
Net assets, end of period (000)	$ 143,264	$ 196,067	$ 168,030	$ 344,722	$ 555,849	$ 397,782
Portfolio turnover	61%	136%	86%	22%	17%	22%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Financial Highlights (continued)
			Investor A
	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 19.29	$ 14.61	$ 28.24	$ 28.84	$ 24.52	$ 20.64
Net investment income[1]	0.22	0.22	0.40	0.36	0.08	0.10
Net realized and unrealized gain (loss)[2]	(1.88)	4.71	(10.58)	2.95	4.50	4.29
Net increase (decrease) from investment operations	(1.66)	4.93	(10.18)	3.31	4.58	4.39
Dividends and distributions from:
Net investment income	—	(0.25)	(0.16)	(0.41)	(0.26)	(0.51)
Net realized gain	—	—	(3.29)	(3.50)	—	—
Total dividends and distributions	—	(0.25)	(3.45)	(3.91)	(0.26)	(0.51)
Net asset value, end of period	$ 17.63	$ 19.29	$ 14.61	$ 28.24	$ 28.84	$ 24.52
Total Investment Return[3]
Based on net asset value	(8.61)%[4]	33.79%	(36.32)%	11.76%	18.73%	21.46%
Ratios to Average Net Assets
Total expenses	1.17%[5]	1.19%	1.16%	1.09%	1.09%	1.13%
Total expenses after fees waived	1.17%[5]	1.19%	1.16%	1.09%	1.09%	1.13%
Net investment income	2.29%[5]	1.35%	1.73%	1.15%	0.31%	0.48%
Supplemental Data
Net assets, end of period (000)	$ 182,272	$ 201,637	$ 166,829	$ 358,163	$ 329,203	$ 249,078
Portfolio turnover	61%	136%	86%	22%	17%	22%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

14 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Financial Highlights (continued)
			Investor B
	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 22.65	$ 19.10
Net investment income (loss)[1]	0.11	0.08	0.20	0.15	(0.11)	(0.05)
Net realized and unrealized gain (loss)[2]	(1.67)	4.21	(9.63)	2.67	4.15	3.92
Net increase (decrease) from investment operations	(1.56)	4.29	(9.43)	2.82	4.04	3.87
Dividends and distributions from:
Net investment income	—	(0.10)	—	(0.07)	(0.05)	(0.32)
Net realized gain	—	—	(3.29)	(3.50)	—	—
Total dividends and distributions	—	(0.10)	(3.29)	(3.57)	(0.05)	(0.32)
Net asset value, end of period	$ 15.80	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 22.65
Total Investment Return[3]
Based on net asset value	(8.99)%[4]	32.61%	(36.78)%	10.86%	17.85%	20.48%
Ratios to Average Net Assets
Total expenses	2.02%[5]	2.05%	1.93%	1.89%	1.86%	1.90%
Total expenses after fees waived	2.02%[5]	2.05%	1.93%	1.89%	1.86%	1.90%
Net investment income (loss)	1.32%[5]	0.55%	0.96%	0.52%	(0.44)%	(0.25)%
Supplemental Data
Net assets, end of period (000)	$ 8,538	$ 11,570	$ 14,317	$ 41,552	$ 65,458	$ 79,128
Portfolio turnover	61%	136%	86%	22%	17%	22%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Financial Highlights (continued)
			Investor C
	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 16.20	$ 12.31	$ 24.53	$ 25.53	$ 21.75	$ 18.41
Net investment income (loss)[1]	0.12	0.08	0.21	0.11	(0.11)	(0.06)
Net realized and unrealized gain (loss)[2]	(1.57)	3.96	(9.14)	2.59	3.98	3.80
Net increase (decrease) from investment operations	(1.45)	4.04	(8.93)	2.70	3.87	3.74
Dividends and distributions from:
Net investment income	—	(0.15)	—	(0.20)	(0.09)	(0.40)
Net realized gain	—	—	(3.29)	(3.50)	—	—
Total dividends and distributions	—	(0.15)	(3.29)	(3.70)	(0.09)	(0.40)
Net asset value, end of period	$ 14.75	$ 16.20	$ 12.31	$ 24.53	$ 25.53	$ 21.75
Total Investment Return[3]
Based on net asset value	(8.95)%[4]	32.82%	(36.79)%	10.87%	17.82%	20.54%
Ratios to Average Net Assets
Total expenses	1.94%[5]	1.98%	1.89%	1.85%	1.86%	1.90%
Total expenses after fees waived	1.94%[5]	1.98%	1.89%	1.85%	1.86%	1.90%
Net investment income (loss)	1.48%[5]	0.57%	1.03%	0.42%	(0.45)%	(0.33)%
Supplemental Data
Net assets, end of period (000)	$ 57,948	$ 69,247	$ 62,527	$ 153,969	$ 149,933	$ 107,893
Portfolio turnover	61%	136%	86%	22%	17%	22%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

16 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Financial Highlights (concluded)
				Class R
	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 17.11	$ 13.01	$ 25.70	$ 26.63	$ 22.67	$ 19.14
Net investment income[1]	0.15	0.11	0.24	0.14	0.01	0.03
Net realized and unrealized gain (loss)[2]	(1.66)	4.16	(9.58)	2.77	4.16	3.99
Net increase (decrease) from investment operations	(1.51)	4.27	(9.34)	2.91	4.17	4.02
Dividends and distributions from:
Net investment income	—	(0.17)	(0.06)	(0.34)	(0.21)	(0.49)
Net realized gain	—	—	(3.29)	(3.50)	—	—
Total dividends and distributions	—	(0.17)	(3.35)	(3.84)	(0.21)	(0.49)
Net asset value, end of period	$ 15.60	$ 17.11	$ 13.01	$ 25.70	$ 26.63	$ 22.67
Total Investment Return[3]
Based on net asset value	(8.83)%[4]	32.88%	(36.67)%	11.23%	18.44%	21.25%
Ratios to Average Net Assets
Total expenses	1.70%[5]	1.80%	1.73%	1.55%	1.34%	1.35%
Total expenses after fees waived	1.70%[5]	1.80%	1.73%	1.55%	1.34%	1.35%
Net investment income	1.82%[5]	0.75%	1.17%	0.50%	0.05%	0.14%
Supplemental Data
Net assets, end of period (000)	$ 5,014	$ 5,108	$ 3,592	$ 6,076	$ 3,153	$ 1,468
Portfolio turnover	61%	136%	86%	22%	17%	22%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately eight years. Investor B Shares are only avail-
able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its share-
holder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distri-
bution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund's policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ
Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing serv-
ice to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market fac-
tors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against for-
eign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

18 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(the “SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
In the event that the borrower defaults on its obligation to return bor-
rowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral.
The Fund also could suffer a loss if the value of an investment pur-
chased with cash collateral falls below the market value of loaned secu-
rities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to reg-
ulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limi-
tations on the Fund's US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund's state and local tax returns may remain open for an addi-
tional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options pur-
chased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement imple-
mented between the Fund and each of its respective counterparties. The
ISDA Master Agreement allows the Fund to offset with each separate

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		currency
Foreign currency	exchange		exchange
exchange contracts	contracts	$2,845	contracts	$ 644,346

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010

Net Realized Gain (Loss) from

Foreign Currency
Transactions
Foreign currency exchange contracts	$ 741,700
Net Change in Unrealized Appreciation/Depreciation on

Foreign Currency
Transactions
Foreign currency exchange contracts	$ (1,443,681)
For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments were as follows:
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased .	5
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$25,914,409
Average US dollar amounts sold	$ 4,029,326

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.60% of the Fund's average daily net assets.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

20 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2010

Notes to Financial Statements (continued)

For the six months ended June 30, 2010, the Fund reimbursed the
Manager $8,702 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and
Shareholder Servicing Plans with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock. Pursuant to the Distribution Plans and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund's Investor A Shares, which totaled $3,484. For the six months ended June 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and
Investor C Shares.
Investor B	$11,646
Investor C	$ 2,689

PNC Global Investment Servicing (U.S.) Inc. ("PNCGIS"), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010,
PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale,
PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc.
Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-
money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended
June 30, 2010, the Fund paid $9 in return for these services which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended June 30, 2010, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$2,274
Investor A	$2,474
Investor B	$ 178
Investor C	$ 774
Class R	$ 68

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statement of Assets and
Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the
Fund on such investments is shown as securities lending — affiliated in the Statements of Operations. For the six months ended June 30,
2010, there were no securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $279,687,509 and
$328,124,181, respectively.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commit-
ment amount which was allocated to the Fund based on its net assets

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agree-
ment, which is included in miscellaneous the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly in-
volving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the
Schedule of Investments for concentrations in specific countries.

As of June 30, 2010, the Fund had the following industry classifications:

Percent of
Industry	Long-Term Investments
Commercial Banks	19%
Chemicals	6
Oil, Gas & Consumable Fuels	6
Metals & Mining	5
Real Estate Management & Development	5
Other*	59

*All other industries held were each less than 5% of long-term investments.

7. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	286,434	$ 5,612,241	2,601,016	$ 40,155,689
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	133,490	2,568,667
Total issued	286,434	5,612,241	2,734,506	42,724,356
Shares redeemed	(2,321,477)	(42,906,592)	(4,064,949)	(63,709,850)
Net decrease	(2,035,043)	$ (37,294,351)	(1,330,443)	$ (20,985,494)
Investor A
Shares sold and automatic conversion of shares	1,028,475	$ 20,378,634	1,474,037	$ 24,512,352
Shares issued to shareholders in
reinvestment of dividends and distributions	—	—	116,900	2,228,860
Total issued	1,028,475	20,378,634	1,590,937	26,741,212
Shares redeemed	(1,145,520)	(21,915,059)	(2,555,209)	(42,408,882)
Net decrease	(117,045)	$ (1,536,425)	(964,272)	$ (15,667,670)

22 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (concluded)
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Investor B
Shares sold	5,379	$ 94,693	35,575	$ 528,936
Shares issued to shareholders in
reinvestment of dividends and distributions	—	—	3,821	64,077
Total issued	5,379	94,693	39,396	593,013
Shares redeemed and automatic conversion of shares	(131,642)	(2,293,019)	(460,383)	(6,516,561)
Net decrease	(126,263)	$ (2,198,326)	(420,987)	$ (5,923,548)
Investor C
Shares sold	172,322	$ 2,829,088	442,084	$ 6,172,710
Shares issued to shareholders in
reinvestment of dividends and distributions	—	—	35,307	560,086
Total issued	172,322	2,829,088	477,391	6,732,796
Shares redeemed	(519,222)	(8,374,283)	(1,279,073)	(17,079,427)
Net decrease	(346,900)	$ (5,545,195)	(801,682)	$ (10,346,631)
Class R
Shares sold	86,097	$ 1,482,678	189,745	$ 2,746,356
Shares issued to shareholders in
reinvestment of dividends and distributions	—	—	3,050	51,329
Total issued	86,097	1,482,678	192,795	2,797,685
Shares redeemed	(63,210)	(1,086,630)	(170,481)	(2,536,701)
Net increase	22,887	$ 396,048	22,314	$ 260,984

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend and capital gain distributions on July 23, 2010 to shareholders of record on July 21,
2010 as follows:

Income Dividend per Share
Institutional	$0.064702
Investor A	$0.064761
Investor B	$0.064761
Investor C	$0.064761
Class R	$0.064181
Long-Term Capital Gain Distribution Per Share
Institutional	$0.741864
Investor A	$0.741864
Investor B	$0.741864
Investor C	$0.741864
Class R	$0.741864

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the
“Fund”) met on April 20, 2010 and May 18 – 19, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-
advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not
“interested persons” of the Fund as defined in the Investment Company
Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each
Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of
Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested per-
sons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, adminis-
trative and shareholder services, oversight of fund accounting and cus-
tody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management and portfolio managers’
analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting;
(c) Fund operating expenses; (d) the resources devoted to and compli-
ance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and com-
pliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the
Board presented BlackRock with questions and requests for additional

24 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

information and BlackRock responded to these requests with additional written information in advance of the May 18 – 19, 2010 Board meeting.

At an in-person meeting held on May 18 – 19, 2010, the Board, includ-
ing the Independent Board Members, unanimously approved the contin-
uation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-
Advisor with respect to the Fund, each for a one-year term ending June
30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each
Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the per-
formance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coor-
dinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) pro-
viding legal and compliance support; and (vi) performing other adminis-
trative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center serv-
ices. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and con-
sidered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 20,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of simi-
lar funds as determined by Lipper and to all funds in the Fund’s applica-
ble Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that although the Fund underperformed its Peers in two of the one-, three- and five-year periods reported, underperfor-
mance for at least one of the periods was within 10% of the median return of its Lipper Performance Universe. The Board and BlackRock dis-
cussed BlackRock’s strategy for improving the Fund’s performance and
BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund's performance.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services pro-
vided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Fund's Peers, in each case before taking into account any expense reim-
bursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if

26 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011.
As part of its approval, the Board considered the detailed review of
BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Herbert I. London, Director and Member of the Audit Committee
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chairman of the Audit Committee and Director
Frederick W. Winter, Director and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

28 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.
Mailings of your shareholder documents may be householded indefi-
nitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

30 BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK PACIFIC FUND, INC.

JUNE 30, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accom-
panied or preceded by the Fund’s current prospectus. Past per-
formance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Pacific Fund, Inc.

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: September 2, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: September 2, 2010